Financial expenses	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Financial expenses
Financial expenses

Financial expenses consist of:

	For the year ended December 31,
In thousands of U.S. dollars	2018	2017	2016
Interest expense on debt (1)	$145,871	$86,703	$63,858
Amortization of deferred financing fees	10,541	13,381	14,149
Write-off of deferred financing fees (2)	13,212	2,467	14,479
Accretion of convertible notes (as described in Note 13)	13,225	12,211	11,562
Accretion of premiums and discounts on assumed debt(3)	3,779	1,478	—
Total financial expenses	$186,628	$116,240	$104,048

(1)
The increase in interest expense is primarily attributable to increases in the Company’s average carrying value of debt balance in addition to increases in LIBOR rates throughout 2018. Average carrying value of our debt outstanding during the years ended December 31, 2018, 2017 and 2016 was $2,806.9 million, $2,265.7 million and $1,986.6 million, respectively. The increase in average carrying value of our debt balance during the year ended December 31, 2018 was primarily the result of the Merger and the assumption of NPTI's indebtedness of $907.4 million in aggregate in addition to a series of initiatives to refinance the existing indebtedness on certain of the vessels in our fleet (as described in Note 13). Interest payable during those periods was offset by interest capitalized from vessels under construction (as described in Note 7) of $0.2 million, $4.2 million and $6.3 million, during the years ended December 31, 2018, 2017 and 2016 respectively.

(2)
The write-off of deferred financing fees in the year ended December 31, 2018 include (i) $1.2 million related to the exchange of our Convertible Notes due 2019 in May and July 2018 (as described in Note 11), and (ii) $12.0 million related to the initiatives to refinance the existing indebtedness on certain of the vessels in our fleet (as described in Note 13). The write-off of deferred financing fees in the year ended December 31, 2017 includes (i) $0.5 million related to the repayment of debt as a result of the sales of two vessels (as described in Note 6), (ii) $0.1 million related to the repayment of debt as a result of the sale and operating leasebacks of three vessels (as described in Note 19), (iii) $1.1 million related to the repayment of debt as a result of the finance lease arrangements for five vessels (as described in Note 13), and (iv) $0.8 million related to the refinancing and repayment of various secured and unsecured borrowings during the year ended December 31, 2017. The write-off of deferred financing fees in the year ended December 31, 2016 includes (i) $3.2 million related to the repayment of debt as a result of the sales of five vessels, and (ii) $11.2 million related to the refinancing of outstanding borrowings under various credit facilities and the repurchase of our Convertible Notes due 2019 as described in Note 13.

(3)
The accretion of premiums and discounts represent the accretion or amortization of the fair value adjustments relating to the indebtedness assumed from NPTI that have been recorded since the closing dates of the NPTI Vessel Acquisition and the September Closing.